FDIC INDEMNIFICATION ASSET	12 Months Ended
Dec. 31, 2011
FDIC INDEMNIFICATION ASSET

NOTE E – FDIC INDEMNIFICATION ASSET

The FDIC indemnification asset activity is summarized as follows (dollars in thousands):

	2011	2010
Balance at beginning of year	$69,493	$-
Receivable from acquisitions	33,928	95,765
Accretion of present value discount, net	1,250	1,136
Post acquisition adjustments	8,721	-
Receipt of payments from FDIC	(21,541)	(27,408)
Balance at end of year	$91,851	$69,493

The FDIC indemnification asset is measured separately from the related covered assets and is recorded at fair value. The fair value was estimated using projected cash flows related to the loss-share agreements based on the expected reimbursements for losses and the applicable loss-share percentages.